EX.99.906CERT
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the USCA All Terrain Fund, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the USCA All Terrain Fund for the period ended March 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the USCA All Terrain Fund for the stated period.

/s/ Phil Pilibosian Phil Pilibosian President, USCA All Terrain Fund	/s/ Chris Arnold Chris Arnold Treasurer, USCA All Terrain Fund
Dated:6/6/2022	Dated:6/6/2022

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by USCA All Terrain Fund for purposes of Section 18 of the Securities Exchange Act of 1934.